UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2024

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wallstraße 16
10179 Berlin, Germany
(Address of principal executive offices) (Zip Code)

+49 89 2153 9035
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on January 3, 2024, atai Life Sciences N.V. (the “Company”) entered into that certain subscription and shareholders’ agreement with Beckley Psytech Limited, a company incorporated in England and Wales (“BPL”), and certain other shareholders of BPL, as identified in such agreement (the “SSA”), under which, among other things, the Company acquired 24,096,385 newly issued series C preferred shares, par value £0.0001 per share, of BPL (the “Series C Shares”) for a total purchase price of $39,999,999.10 (the “Primary Investment”).

On January 18, 2024, pursuant to the SSA, the Company entered into a Share Purchase Deed (the “Secondary Sale SPA”), pursuant to which the Company acquired a total of 11,153,246 additional shares of BPL from certain existing shareholders of BPL, for a total purchase price of US $10,000,000.37 (the “Secondary Sale” and together with the Primary Investment, the “Investment”), all of which have been re-designated into Series C Shares. Following completion of the Investment, the Company owns a 35.47% interest in the voting securities of BPL.

The foregoing description of the Secondary Sale SPA is qualified in its entirety by reference to the full text of the Secondary Sale SPA, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required, the information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Share Purchase Deed, dated January 18, 2024, by and among the Company, Beckley Psytech Limited, and certain other persons set forth therein.[1]

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request. Certain personal information has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: January 23, 2024	By:	/s/ Florian Brand
	Name:	Florian Brand
	Title:	Chief Executive Officer